Concentrations and credit risk	12 Months Ended
Mar. 31, 2014
Notes to Financial Statements
Concentrations and credit risk
16	Concentrations and credit risk

The Group operates principally in the PRC (including Hong Kong) and grants credit to its customers in this geographic region.  Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Group's operations.

Financial instruments that potentially subject the Group to a concentration of credit risk consist of cash and trade  receivables.

At March 31, 2013 and 2014, the Company had credit risk exposure of uninsured cash and deposits maturing over three months and less than one year in banks of approximately $2,154,000 and $1,165,000, respectively.

A substantial portion, 66%, 52% and 45% of revenue, was generated from one customer for the years ended March 31, 2012, 2013 and 2014, respectively.

The net sales to customers representing at least 10% of net total sales are as follows:

	Year Ended March 31,
	2012		2013		2014
	$ in thousands	%	$ in thousands	%	$ in thousands	%

Customer A	17,499	66	15,818	52	14,080	45
Customer B	106	1	5,493	18	10,396	33
Customer C	3,744	14	3,814	13	2,762	9

	21,349	81	25,125	83	27,238	87

The following customers had balances greater than 10% of the total trade receivables at the respective balance sheet dates set forth below:

	March 31,
	2013		2014
	$ in thousands	%	$ in thousands	%

Customer A	1,152	42	1,523	61
Customer B	884	32	355	14
Customer D	347	13	219	9

		87		84

At March 31, 2013 and 2014, these customers accounted for 87% and 84%, respectively, of net trade receivables.  The trade receivables have repayment terms of not more than twelve months.  Trade receivables for two customers accounted for 75% of total trade receivables as of March 31, 2014 (2013: 74%), and they were covered by credit insurance under a factoring agreement with a bank.  The Group does not require collateral to support financial instruments that are subject to credit risk.